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                       SUPPLEMENT DATED NOVEMBER 7, 1996
                              TO THE PROSPECTS OF
                       THE CHUBB INVESTMENT FUNDS, INC.
                              DATED APRIL 1, 1996

The Chubb Investment Funds, Inc. prospectus is amended to reflect that Robert Witkof, Senior Vice President of Chubb Asset Managers, has assumed the responsibility of portfolio manager of the Total Return and the Growth and Income Portfolios. In addition Ms. Caroline Calbourne is no longer associated with the Global Income Fund.